UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest events reported)        June 10, 2002
                                                    ---------------------------
                                                          May 31, 2002
                                                    ---------------------------



                               PNM RESOURCES, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


         New Mexico                 Commission                85-0468296
----------------------------   File Number 333-32170    -----------------------
(State or Other Jurisdiction               ---------       (I.R.S. Employer
    of Incorporation)                                   Identification) Number)



 Alvarado Square, Albuquerque, New Mexico                        87158
 ----------------------------------------                        -----
 (Address of principal executive offices)                      (Zip Code)



                                 (505) 241-2700
              (Registrant's telephone number, including area code)

                         ------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of May 2002 and 2001 and the five months ended May 31, 2002 and 2001 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                          Month Ended      Five Months Ended
                                            May 31,              May 31,
                                     -------------------- -------------------
                                        2002      2001       2002      2001
                                     ---------- --------- --------- ---------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                                604       603     2,904     2,863
     Wholesale
         Firm Sales                         48        43       237       230
         Firm Surplus                       37        47       215       514
         Short Term / Uncommitted          766     1,015     3,532     4,519
                                     ---------- --------- --------- ---------

         Total Wholesale Sales             851     1,105     3,984     5,263
                                     ---------- --------- --------- ---------

         Total Energy Sales              1,455     1,708     6,888     8,126
                                     ========== ========= ========= =========

Weather:

Heating and Cooling Days - Albuquerque, NM

   The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value
   (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

          HDD                               0          0          0          0
                                     ========= ========== ========== ==========

          CDD                             114        162        129        170
                                     ========= ========== ========== ==========


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PNM RESOURCES, INC.
                                ---------------------------------------------
                                                 (Registrant)


Date:  June 10, 2002                          /s/ John R. Loyack
                                ---------------------------------------------
                                                John R. Loyack
                                     Vice President, Corporate Controller
                                         and Chief Accounting Officer
                                (Officer duly authorized to sign this report)


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